Exhibit 32.2

Certification of

Interim Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, David J. Horin, Interim Chief Financial Officer of Avenue Therapeutics, Inc. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017 (the “Report”) filed with the Securities and Exchange Commission:

•	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Horin
David J. Horin
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)
August 11, 2017